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                                                                    EXHIBIT 10.2



June 30, 2000


The Board of Directors
Net-Matrix Limited
Unit 1806, Hutchison House
10 Harcourt Road
Central
Hong Kong


Dear Sirs,

     As independent public accountants, we hereby consent to the incorporation by reference in this Form 20-F of our report dated October 25, 1999 included in the Registration Statement. It should be noted that we have not audited any financial statements of the Company subsequent to September 30, 1999 or performed any audit procedures subsequent to the date of our report.


Very truly yours,



/s/ Arthur Andersen & Co.
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